UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6709

Name of Registrant:	VANGUARD FLORIDA TAX-FREE FUNDS

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 - November 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Florida Long-Term Tax-Exempt Fund

› Annual Report

November 30, 2005

>	Short-term interest rates increased steadily in the 2005 fiscal year, while long-term rates fell slightly.

>	Vanguard Florida Long-Term Tax-Exempt Fund posted a return consistent with its investment goals and objectives.

>	The fund’s return was in line with that of its benchmark but trailed the average return of competing funds.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	11
About Your Fund's Expenses	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2005
Total
Vanguard Florida Long-Term Tax-Exempt Fund	Return

Investor Shares	3.0%

SEC 30-Day Annualized Yield: 3.89%

Taxable-Equivalent Yield: 5.98%[1]

Admiral™ Shares[2]	3.1

SEC 30-Day Annualized Yield: 3.96%

Taxable-Equivalent Yield: 6.09%[1]

Lehman 10 Year Municipal Bond Index	3.0

Average Florida Municipal Debt Fund[3]	3.7

Lehman Municipal Bond Index	3.9

Your Fund's Performance at a Glance
November 30, 2004-November 30, 2005

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Vanguard Florida Long-Term Tax-Exempt Fund

Investor Shares	$11.79	$11.62	$0.509	$0.017

Admiral Shares	11.79	11.62	0.518	0.017

1	This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.
2	Admiral Shares: A lower-cost class of shares available to many longtime shareholders and to those with significant investments the fund.
3	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

In the fiscal year ended November 30, 2005, shorter-term interest rates rose steadily, while very long-term rates decreased. This convergence of rates created a challenging environment for fixed income managers, yet your fund’s advisor skillfully steered Vanguard Florida Long-Term Tax-Exempt Fund to respectable results.

The fund’s Investor Shares posted a 3.0% total return, which lagged the average return of competing funds. The Investor Shares’ yield moved to 3.89%, a modest increase from 3.53% a year earlier. For Admiral Shares, the total return was 3.1%, and the yield increased to 3.96% from 3.58% a year earlier.

The first table on page 1 presents the total returns of the Florida Long-Term Tax-Exempt Fund and its comparative standards. We also display the fund’s taxable-equivalent yields as of November 30. The taxable-equivalent yield can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. These calculations assume that an investor is subject to the highest federal and state income tax rates.

The second table on page 1 shows the fund’s net asset values at the start and the end of the period and its per-share distributions during the fiscal year.

Interest rates converged as the Fed tightened monetary policy

During the 12 months ended November 30, the broad fixed income market produced modest returns in an unusual interest rate environment. As the Federal Reserve Board raised its target for short-term rates to 4.00%—a 2-percentage-point increase over the year—the impact on short-term securities was pronounced. The effect on long-term rates, by contrast, was muted. Indeed, the yield of the 30-year U.S. Treasury bond declined modestly.

These dynamics produced a flattening of the yield curve—a reduction in the difference between short- and long-term interest rates. The outcome was lower prices and weak returns for short- and intermediate-term bonds, solid returns for the longest-term securities, and a modest 2.4% return for the overall taxable bond market. Because municipal bond yields did not rise as much as yields of taxable securities, the broad tax-exempt bond market produced a higher 12-month return.

The different behavior of short- and long-term rates reflected inconsistencies in the broader economy. For example, growth in the value of goods and services produced by U.S. workers was surprisingly robust, and corporate profits remained strong. But persistently high energy prices, which spiked in the wake of Hurricanes Katrina and Rita, seemed to threaten the economy’s vigor.

Market Barometer	Average Annual Total Returns Periods Ended November 30, 2005
	One Year	Three Years	Five Years

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.4%	4.0%	6.1%

Lehman Municipal Bond Index	3.9	4.9	5.9

Citigroup 3-Month Treasury Bill Index	2.8	1.7	2.3

Stocks

Russell 1000 Index (Large-caps)	10.0%	13.1%	1.3%

Russell 2000 Index (Small-caps)	8.1	20.0	10.1

Dow Jones Wilshire 5000 Index (Entire market)	10.1	14.2	2.5

MSCI All Country World Index ex USA (International)	16.5	22.9	6.4

CPI

Consumer Price Index	3.5%	2.9%	2.6%

U.S. stocks produced solid returns, and international markets surged

Stocks produced fiscal-year returns in the neighborhood of 10%, but, as with bonds, the stock market’s interim ups and downs seemed to echo the economy’s mixed signals. The broad market returned 10.1%. Large-capitalization stocks outperformed their smaller counterparts.

International stocks were the period’s best performers, even as a strengthening dollar reduced the value of international assets for U.S. investors. The long-slumbering Japanese market was a notably strong performer.

The fund’s returns were consistent with its goals and objectives

The Florida Long-Term Tax-Exempt Fund’s returns of 3.0% for Investor Shares and 3.1% for Admiral Shares reflected an income return that was sufficient to offset declining prices for the portfolio’s bonds. The fund matched the return of its index benchmark but trailed the average return of competing Florida municipal debt funds. The longer-maturity bonds held by the fund represented the better-performing segment of an unsettled fixed income market. For more details on the fund’s strategy and positioning, please see the Advisor’s Report, beginning on Page 6.

Part of your fund’s positive performance can be attributed to its lower-than-average expense ratio. At Vanguard, we continuously encourage you to pay close attention to your investment costs. This is particularly important in bond and money market investments, as each basis point you save

Total Returns
Ten Years Ended November 30, 2005

	Average Annual Return		Final Value of a $10,000 Initial Investment[1]
		Average		Average
	Vanguard	Competing	Vanguard	Competing	Vanguard
	Fund	Fund[2]	Fund	Fund[2]	Advantage

Florida Long-Term
Tax-Exempt Fund Investor Shares	5.8%	4.7%	$17,548	$15,868	$1,680

Expense Ratios:3
Your fund compared with its peer group

			Average Florida
	Investor	Admiral	Municipal
	Shares	Shares	Debt Fund

Florida Long-Term Tax-Exempt Fund	0.16%	0.09%	1.14%

1	Assuming reinvestment of all income dividends and capital gains distributions.
2	Average Florida Insured Municipal Debt Fund through March 31, 2002, and Average Florida Municipal Debt Fund thereafter.
3	Fund expense ratios reflect the fiscal year ended November 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

in expenses can translate into income. The second table on page 4 shows how the expenses of the Florida Long-Term Tax-Exempt Fund compare with the average cost for competitors.

Time reveals the advantages of low costs and deft management

Despite the erratic interest rate environment, the fund’s advisor, Vanguard Fixed Income Group, was able to position the fund prudently while maintaining a focus on diversification, credit quality, the generation of consistent income, and low transaction costs.

This focus has created a powerful advantage for the Florida Long-Term Tax-Exempt Fund over the long term, as you can see in the first table on page 4. It presents the average annual returns of the fund and its average peer over a ten-year period. We also show the growth of a hypothetical initial investment of $10,000 in each. As the table makes clear, the investment would have grown significantly more in your fund.

Muni funds can play a key role for tax-conscious investors

The marked flattening of the yield curve over the past year has surprised many veteran bond investors. The development is yet another reminder that an effective long-term investment program should be designed to weather the unexpected.

Our time-tested advice is to maintain a portfolio that is balanced across asset classes (bond, money market, and stock funds) and diversified within each of those classes. Your allocations to each asset class should match your goals, risk tolerance, and time horizon. For investors in higher tax brackets, the Florida Long-Term Tax-Exempt Fund can be an important component in such an investment plan. The fund offers income that is free of both federal and Florida taxes, and it also serves as ballast for equity investments, which are historically more volatile than bonds or money market instruments.

No matter what your current stage of investment—from saving for college to drawing retirement income—I encourage you to take advantage of the many online planning tools available on our website, Vanguard.com®. In addition, Vanguard offers a broad range of advisory services that can help you make sure your investment strategy is suited to your unique circumstances.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
December 14, 2005

Advisor’s Report

During the past 12 months, the yields of all but the longest-term municipal securities rose. The increase was most pronounced among shorter-term securities, producing a flattening of the yield curve. A similar pattern unfolded in the U.S. Treasury market, though with a sharper rise in short-term rates.

Vanguard Florida Long-Term Tax-Exempt Fund provided results (3.0% for the Investor Shares and 3.1% for the Admiral Shares) consistent with the return of its market segment.

The Fed’s tightening continued, and economic growth remained solid

Throughout the fiscal year, the Federal Reserve Board continued to tighten monetary policy, gradually raising its target for short-term rates from 2.00% to 4.00%. The Fed maintained that, despite the rise in borrowing costs produced by the steady increase in short-term rates, the economy would continue to expand, bolstered by productivity growth and reconstruction activity in hurricane-affected areas. Some analysts believe that the central bank will continue to raise rates at its “measured pace” of 25-basis-point increments.

As the Fed’s policy suggested, the economy’s recent performance has been strong, driven by consumer spending and business investment. To the extent that inflation became a concern, energy prices were the primary culprit. Hurricanes Katrina and Rita idled some Gulf Coast refineries, which led to significant spikes in already-high oil and gasoline prices. The Consumer Price Index rose 1.2% in September, its largest monthly increase in 25 years. The “core” inflation rate, which excludes volatile food and energy prices, rose more modestly.

Treasury and municipal markets generally followed the Fed’s lead

The yields of short-term municipal and Treasury securities increased as the Fed boosted its interest rate target. The tables on page 7 show yield changes for Treasury and municipal securities across the maturity spectrum. Yield increases were less pronounced among longer-term securities. In fact, the yields of the longest-maturity bonds declined during the 12-month period.

During fiscal 2005, the supply of Florida debt increased by 47% to $19.7 billion. Although the new issuance didn’t have a noticeable impact on municipal bond returns, increasing supply has the potential to put upward pressure on bond yields.

The fund’s 12-month performance was driven by rising rates

Rising short- and intermediate-term rates drove the performance of the Florida Long-Term Tax-Exempt Fund. The longer-term benefit of higher rates will be better returns on new investments and reinvested interest income. The short-term impact, by contrast, was mixed. Both share classes returned about 3.0%, as the fund’s interest income more than offset declines in the prices of short- and intermediate-term bonds. The fund’s return trailed the peer-group average. As usual, the portfolio emphasized quality and diversification by issuer. The fund’s duration—a measure of interest rate sensitivity—remained near the short end of its typical range. This defensive positioning limited the fund’s participation in the price appreciation that took place in the longest portion of the yield curve.

Conservative strategy and low costs have provided a durable advantage

In any 12-month period, the fund’s relatively conservative strategy can be an advantage or disadvantage. Over time, however, the fund’s disciplined approach has produced highly competitive returns. The combination of conservative positioning and long-term outperformance partly reflects the fund’s low operating costs, which reduce the need to take unnecessary risks in pursuit of return. Vanguard’s expense advantage is important in any market environment, but it’s especially critical in the current environment of low yields.

Reid O. Smith, Principal
Vanguard Fixed Income Group
December 15, 2005

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)

			Change
Maturity	Nov. 30, 2004	Nov. 30, 2005	(basis points)

2 years	2.19%	3.24%	+105

5 years	2.85	3.43	+58

10 years	3.66	3.87	+21

30 years	4.76	4.55	-21

Yields of U.S. Treasury Securities
			Change
Maturity	Nov. 30, 2004	Nov. 30, 2005	(basis points)

2 years	3.00%	4.41%	+141

5 years	3.69	4.41	+72

10 years	4.35	4.48	+13

30 years	5.00	4.69	-31

Source: The Vanguard Group.

Fund Profile
As of November 30, 2005

Financial Attributes	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	188	6,365	36,709
Yield		—	—
Investor Shares	3.9%
Admiral Shares	4.0%
Yield to Maturity	4.1%[3]	3.9%	4.0%
Average Coupon	5.4%	5.1%	5.1%
Average Effective Maturity	7.7 years	7.4 years	6.9 years
Average Quality	AA+	AAA	AA+
Average Duration	6.0 years	5.9 years	5.4 years
Expense Ratio		—	—
Investor Shares	0.16%
Admiral Shares	0.09%
Short-Term Reserves	3%	—	—

Volatility Measures	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.99	1.00	0.98	1.00
Beta	1.02	1.00	1.20	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	5%
1-5 Years	17
5-10 Years	58
10-20 Years	20

Distribution by Credit Quality (% of portfolio)
AAA	89%
AA	4
A	4
BBB	3

1	Lehman 10 Year Municipal Bond Index.
2	Lehman Municipal Bond Index.
3	Before Expenses. See page 30 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1995-November 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended November 30, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Vanguard Florida Long-Term
Tax-Exempt Fund Investor Shares	3.04%	6.00%	5.78%	$17,548

Lehman Municipal Bond Index	3.88	5.92	5.72	17,448

Lehman 10 Year Municipal Bond Index	3.01	5.74	5.65	17,332

Average Florida Municipal Debt Fund[1]	3.69	5.02	4.73	15,868

			Final Value
		Since	of a $100,000
	One Year	Inception[2]	Investment

Vanguard Florida Long-Term
Tax-Exempt Fund Admiral Shares	3.12%	4.71%	$120,465

Lehman Municipal Bond Index	3.88	4.77	120,763

Lehman 10 Year Municipal Bond Index	3.01	4.55	119,741

1	Derived from data provided by Lipper Inc.; based on the Average Florida Insured Municipal Debt Fund through March 31, 2002, and the Average Florida Municipal Debt Fund thereafter.
2	November 12, 2001. Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

Fiscal-Year Total Returns (%): November 30, 1995–November 30, 2005

	Capital	Income	Investor Shares	Lehman[1]
Fiscal Year	Return	Return	Total Return	Total Return

1996	1.2%	5.3%	6.5%	5.7%

1997	1.3	5.2	6.5	7.1

1998	2.9	5.1	8.0	8.1

1999	-6.5	4.6	-1.9	-0.4

2000	3.6	5.4	9.0	7.7

2001	3.9	5.1	9.0	8.2

2002	2.3	4.7	7.0	6.7

2003	2.9	4.5	7.4	6.9

2004	-0.6	4.3	3.7	4.0

2005	-1.3	4.3	3.0	3.0

Average Annual Total Returns: Periods Ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	9/1/1992	2.87%	6.50%	1.31%	4.90%	6.21%

Admiral Shares	11/12/2001	2.94	4.97[2]	—	—	—

1	Lehman 10 Year Municipal Bond Index.
2	Return since inception.

Financial Statements

Statement of Net Assets
As of November 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Municipal Bonds (99.0%)
Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)	6.250%	12/1/11 (1)	3,095	3,495
Alachua County FL Health Fac. Auth. (Shands Teaching Hosp.)	6.250%	12/1/16 (1)	8,695	10,142
Boynton Beach FL Util. System Rev	5.375%	11/1/13 (3)	2,400	2,655
Boynton Beach FL Util. System Rev	5.375%	11/1/15 (3)	2,665	2,972
Boynton Beach FL Util. System Rev	5.500%	11/1/18 (3)	3,125	3,554
Boynton Beach FL Util. System Rev	5.500%	11/1/20 (3)	3,480	3,986
Boynton Beach FL Util. System Rev	6.250%	11/1/20 (3)(ETM)	415	488
Brevard County FL Health Fac. Auth. Rev. (Holmes Regional Medical Center)	5.625%	10/1/14 (1)	2,000	2,055
Brevard County FL Util. Rev	5.250%	3/1/12 (3)	3,805	4,134
Brevard County FL Util. Rev	5.250%	3/1/13 (3)	2,165	2,340
Brevard County FL Util. Rev	5.250%	3/1/14 (3)	2,045	2,210
Broward County FL Airport System Rev	5.250%	10/1/11 (1)	10,000	10,440
Broward County FL Airport System Rev	5.000%	10/1/23 (2)	4,330	4,502
Broward County FL Airport System Rev	5.000%	10/1/24 (2)	5,000	5,191
Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	6,325	6,875
Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	5,755	6,255
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,170	5,694
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	5,105
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,733
Broward County FL School Board COP	5.500%	7/1/18 (4)	14,575	15,847
Broward County FL School Board COP	5.500%	7/1/19 (4)	15,710	17,081
Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,000	5,463
Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,725	6,255
Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,000	5,463

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,695	6,223
Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	14,425
Collier County FL School Board COP	5.250%	2/15/20 (4)	9,000	9,952
Collier County FL School Board COP	5.250%	2/15/21 (4)	6,285	6,946
Coral Springs FL Improvement Dist. Water & Sewer GO	6.000%	6/1/10 (1)	2,775	2,923
Davie FL Water & Sewer Rev	6.375%	10/1/12 (2)	2,500	2,826
Dunedin FL Util. System Rev	6.750%	10/1/08 (3)	1,115	1,212
Dunedin FL Util. System Rev	6.750%	10/1/10 (3)	2,465	2,803
Escambia County FL Environmental Improvement Rev	5.750%	11/1/27	6,000	6,145
Florida Board of Educ. Capital Outlay	5.500%	6/1/14	10,000	10,987
Florida Board of Educ. Capital Outlay	5.375%	6/1/17 (3)	4,010	4,361
Florida Board of Educ. Public Educ	5.375%	6/1/15	12,000	13,079
Florida Board of Educ. Public Educ	5.000%	6/1/20 (3)	11,320	12,063
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/14 (3)	8,475	9,301
Florida Board of Educ. Rev. (Lottery Rev.)	5.500%	7/1/15 (2)	12,105	13,278
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/15 (3)	8,960	9,837
Florida Housing Finance Corp. Rev	5.950%	1/1/32 (4)	10,360	10,736
Florida Turnpike Auth. Rev	5.000%	7/1/33	10,585	10,890
Greater Orlando Aviation Auth. Orlando FL Airport Fac. Rev	5.250%	10/1/12 (3)	18,245	19,202
Highlands County FL Health Rev. (Adventist Health System)	5.000%	11/15/31	4,000	4,025
Highlands County FL Health Rev. (Adventist Health System)	6.000%	11/15/31	10,000	10,701
Highlands County FL Health Rev. (Adventist Health System)	5.000%	11/15/35	7,000	7,044
Hillsborough County FL Aviation Auth. Rev. (Tampa International Airport)	5.500%	10/1/10 (4)	3,775	4,083
Hillsborough County FL Aviation Auth. Rev. (Tampa International Airport)	5.500%	10/1/11 (4)	4,610	5,034
Hillsborough County FL Aviation Auth. Rev. (Tampa International Airport)	5.500%	10/1/12 (4)	5,670	6,238
Hillsborough County FL Aviation Auth. Rev. (Tampa International Airport)	5.500%	10/1/13 (4)	3,000	3,312
Hillsborough County FL Aviation Auth. Rev. (Tampa International Airport)	5.500%	10/1/14 (4)	5,365	5,946
Hillsborough County FL Aviation Auth. Rev. (Tampa International Airport)	5.500%	10/1/15 (4)	3,945	4,383

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Hillsborough County FL IDA (Tampa General Hosp. Project)	5.250%	10/1/34	4,800	4,910
Hillsborough County FL IDA (Univ. Community Hosp.)	6.500%	8/15/19 (1)	17,850	21,590
Hillsborough County FL School Board COP	5.250%	7/1/17 (1)	7,005	7,715
Hillsborough County FL School Board COP	5.500%	7/1/18 (1)	14,945	16,829
Hillsborough County FL School Dist. Sales Tax Rev	5.375%	10/1/11 (2)(Prere.)	2,000	2,181
Hillsborough County FL School Dist. Sales Tax Rev	5.375%	10/1/11 (2)(Prere.)	2,000	2,181
Hillsborough County FL School Dist. Sales Tax Rev	5.375%	10/1/11 (2)(Prere.)	4,780	5,212
Hillsborough County FL School Dist. Sales Tax Rev	5.375%	10/1/11 (2)(Prere.)	2,000	2,181
Hollywood FL Water & Sewer Rev	5.000%	10/1/12 (4)	5,785	6,228
Hollywood FL Water & Sewer Rev	5.000%	10/1/13 (4)	3,600	3,889
Indian River County FL School Board COP	5.000%	7/1/19 (1)	4,225	4,472
Indian River County FL School Board COP	5.000%	7/1/20 (1)	4,380	4,629
Indian River County FL School Board COP	5.000%	7/1/21 (1)	4,175	4,402
Indian River County FL School Board COP	5.000%	7/1/23 (1)	2,485	2,600
Indian River County FL School Board COP	5.000%	7/1/24 (1)	1,430	1,494
Indian River County FL Water & Sewer Rev	6.500%	9/1/08 (3)	2,540	2,709
Jacksonville FL Electric Auth. Rev. (St. John's River Power Park)	5.000%	10/1/11 (1)	3,000	3,208
Jacksonville FL Electric Auth. Rev. (St. John's River Power Park)	5.000%	10/1/12 (1)	3,000	3,222
Jacksonville FL Electric Auth. Rev. (St. John's River Power Park)	5.000%	10/1/13 (1)	3,500	3,771
Jacksonville FL Electric Auth. Rev. (St. John's River Power Park)	5.000%	10/1/19 (1)	7,000	7,412
Jacksonville FL Electric Auth. Rev. (St. John's River Power Park)	5.000%	10/1/20 (1)	5,000	5,282
Jacksonville FL Excise Taxes Rev	5.250%	10/1/16 (1)	2,500	2,658
Jacksonville FL Excise Taxes Rev	5.250%	10/1/17 (1)	2,895	3,068
Jacksonville FL Excise Taxes Rev	5.250%	10/1/18 (1)	3,300	3,488
Jacksonville FL Excise Taxes Rev	5.250%	10/1/19 (1)	2,280	2,404
Jacksonville FL Excise Taxes Rev	5.250%	10/1/20 (1)	1,750	1,843
Lakeland FL Electric & Water Rev	6.050%	10/1/09 (4)	4,000	4,358
Lakeland FL Electric & Water Rev	6.550%	10/1/09 (4)	4,000	4,420
Lakeland FL Electric & Water Rev	0.000%	10/1/11 (1)	8,420	6,705
Lakeland FL Electric & Water Rev	0.000%	10/1/12 (1)	2,020	1,535
Lakeland FL Electric & Water Rev	6.050%	10/1/14 (4)	2,000	2,324

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lee County FL IDA Health Care Fac. Rev. (Shell Point Village)	5.500%	11/15/21	11,925	12,143
Lee County FL School Board COP	6.000%	8/1/08 (4)	6,180	6,410
Lee County FL School Board COP	5.000%	8/1/27 (4)	5,000	5,174
Lee County FL School Board COP	5.000%	8/1/28 (4)	5,000	5,166
Miami Beach FL Water & Sewer Rev	5.625%	9/1/17 (2)	2,550	2,775
Miami-Dade County FL Aviation-Miami International Airport	5.750%	10/1/17 (3)	8,940	9,695
Miami-Dade County FL Aviation-Miami International Airport	5.750%	10/1/18 (3)	5,000	5,422
Miami-Dade County FL Aviation-Miami International Airport	5.750%	10/1/19 (3)	5,500	5,951
Miami-Dade County FL Aviation-Miami International Airport	5.750%	10/1/20 (3)	4,000	4,328
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)	5.250%	6/1/08 (4)(Prere.)	1,000	1,053
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)	5.250%	6/1/08 (4)(Prere.)	2,000	2,105
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)	5.250%	6/1/08 (4)(Prere.)	2,620	2,758
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)	5.250%	6/1/08 (4)(Prere.)	3,160	3,326
Miami-Dade County FL School Board COP	5.750%	10/1/09 (4)(Prere.)	1,000	1,081
Miami-Dade County FL School Board COP	5.750%	10/1/09 (4)(Prere.)	2,000	2,162
Miami-Dade County FL School Board COP	5.750%	10/1/09 (4)(Prere.)	1,755	1,897
Miami-Dade County FL School Board COP	5.750%	10/1/09 (4)(Prere.)	5,265	5,692
Miami-Dade County FL School Board COP	5.875%	10/1/09 (4)(Prere.)	3,150	3,419
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,460	2,688
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,650	2,896
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	3,840	4,196
Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (1)	8,500	9,166
Miramar FL Wastewater Improvement Assessment Rev	5.000%	10/1/25 (1)	1,975	2,037
North Broward FL Hosp. Dist. Rev	5.750%	1/15/07 (1)	2,560	2,625
Ocala FL Water & Sewer Rev	6.000%	10/1/10 (2)	2,435	2,610
Ocala FL Water & Sewer Rev	5.750%	10/1/11 (3)(Prere.)	13,605	15,212
Orange County FL Health Fac. Auth. Rev. (Adventist Sunbelt Group)	6.250%	11/15/10 (2)	6,015	6,149
Orange County FL Health Fac. Auth. Rev. (Adventist Sunbelt Group)	6.250%	11/15/24	5,000	5,518

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/09 (1)(ETM)	4,935	5,422
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/09 (1)	2,045	2,231
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/10 (1)(ETM)	5,260	5,888
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/10 (1)	2,175	2,414
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/11 (1)(ETM)	2,765	3,140
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/11 (1)	1,875	2,117
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/13 (1)(ETM)	3,160	3,676
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/13 (1)	1,890	2,177
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	3,890	4,642
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/16 (1)	1,610	1,882
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/18 (1)	6,770	8,054
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare)	6.250%	10/1/21 (1)	11,500	13,907
Orange County FL Health Fac. Auth. Rev. (Orlando Regional Healthcare) VRDO	3.000%	12/1/05 LOC	12,815	12,815
Orange County FL School Board COP	5.375%	8/1/07 (1)(Prere.)	3,140	3,274
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,170	3,506
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,500	3,871
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,955	4,374
Orange County FL School Board COP	5.375%	8/1/17 (1)	3,450	3,589
Orange County FL School Board COP	5.375%	8/1/22 (1)	10,315	10,721
Orange County FL School Board COP	5.375%	8/1/22 (1)	1,185	1,230
Orange County FL School Board VRDO	3.000%	12/1/05 (1)	2,470	2,470
Orange County FL Tourist Dev. Rev	5.900%	10/1/10 (1)(ETM)	835	922
Orange County FL Tourist Dev. Rev	5.000%	10/1/24 (2)	10,110	10,614
Orange County FL Tourist Dev. Rev	5.000%	10/1/25 (2)	11,455	12,008
Orange County FL Tourist Dev. Rev	5.000%	10/1/26 (2)	12,025	12,576
Orlando & Orange County FL Expressway Auth	6.500%	7/1/10 (3)	2,000	2,244
Orlando & Orange County FL Expressway Auth	8.250%	7/1/14 (3)	3,000	3,950

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Orlando & Orange County FL Expressway Auth	8.250%	7/1/15 (3)	8,360	11,217
Orlando & Orange County FL Expressway Auth	5.250%	7/1/16 (2)	2,000	2,161
Orlando & Orange County FL Expressway Auth. VRDO	3.010%	12/7/05 (4)	10	10
Orlando & Orange County FL Expressway Auth. VRDO	3.010%	12/7/05 (4)	2,750	2,750
Orlando FL Util. Comm. Water & Electric Rev	5.250%	10/1/14	5,000	5,512
Orlando FL Util. Comm. Water & Electric Rev	6.750%	10/1/17 (ETM)	12,700	15,191
Palm Beach County FL Airport System Rev	5.750%	10/1/11 (1)	13,645	15,070
Palm Beach County FL Airport System Rev	5.750%	10/1/13 (1)	10,445	11,727
Palm Beach County FL Criminal Justice Fac. Rev	7.200%	6/1/14 (3)	16,300	20,213
Palm Beach County FL Criminal Justice Fac. Rev	7.200%	6/1/15 (3)	3,000	3,767
Palm Beach County FL Health Fac. Auth. Hosp. Rev	5.625%	12/1/31	16,500	17,123
Palm Beach County FL School Board COP	6.000%	8/1/10 (3)(Prere.)	7,495	8,352
Palm Beach County FL School Board COP	5.250%	8/1/12 (4)(Prere.)	4,050	4,412
Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	4,430	4,858
Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	8,190	8,982
Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	4,500	4,935
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,464
1 Palm Beach County FL School Board COP TOB VRDO	3.080%	12/7/05 (3)	3,785	3,785
Polk County FL Util. System Rev	5.250%	10/1/21 (3)	3,620	3,906
1 Polk County FL Util. System Rev. TOB VRDO	3.080%	12/7/05 (3)	9,600	9,600
Reedy Creek FL Improvement Dist. Util. Rev	5.000%	10/1/19 (2)	6,000	6,358
Sarasota County FL Util. System Rev	7.000%	10/1/09 (3)	6,260	7,013
Seacoast FL Util. Auth. Water & Sewer Rev	5.500%	3/1/17 (3)	2,400	2,705
Seacoast FL Util. Auth. Water & Sewer Rev	5.500%	3/1/19 (3)	3,595	4,086
Seminole County FL Water & Sewer Rev	6.000%	10/1/09 (1)	1,800	1,954
Seminole County FL Water & Sewer Rev	6.000%	10/1/12 (1)	5,000	5,656
Seminole County FL Water & Sewer Rev	6.000%	10/1/19 (1)(ETM)	4,000	4,640
Seminole County FL Water & Sewer Rev	6.000%	10/1/19 (1)	2,350	2,724
South Broward FL Hosp. Dist. Rev	5.625%	5/1/32 (1)	12,000	12,968
South Miami FL Health Fac. Auth. Hosp. Rev. (Baptist Health South Group)	5.500%	11/15/33	10,000	10,475
St. Lucie County FL Util. System Rev	6.500%	10/1/08 (3)(ETM)	4,910	5,229
St. Lucie County FL Util. System Rev	5.500%	10/1/15 (3)(ETM)	5,000	5,285
2 St. Lucie County FL Util. System Rev	6.000%	10/1/20 (3)(ETM)	5,515	6,512
Sunrise FL Util. System Rev	5.200%	10/1/22 (2)	17,805	19,531

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tallahassee FL Energy System Rev	5.250%	10/1/13 (4)	4,380	4,793
Tallahassee FL Energy System Rev	5.250%	10/1/14 (4)	3,980	4,375
Tallahassee FL Energy System Rev	5.250%	10/1/15 (4)	5,240	5,788
Tamarac FL Water & Sewer Util. Rev	5.900%	10/1/11 (3)	3,980	4,311
Tampa Bay FL Water Util. System Rev	5.250%	10/1/17 (3)	5,000	5,530
Tampa Bay FL Water Util. System Rev	5.500%	10/1/21 (3)	22,290	25,476
Tampa Bay FL Water Util. System Rev	5.500%	10/1/24 (3)	23,180	26,679
Tampa FL Health System Rev. (Catholic Healthcare East)	5.250%	11/15/11 (1)	4,575	4,872
Outside Florida:
Puerto Rico GO	5.250%	7/1/16	5,000	5,239
Puerto Rico GO	5.250%	7/1/18	6,500	6,780
Puerto Rico GO	5.250%	7/1/19	5,000	5,229
Puerto Rico Govt. Dev. Bank CP	3.550%	1/26/06	3,000	2,999
Puerto Rico Highway & Transp. Auth. Rev. VRDO	2.930%	12/7/05 (2)	600	600
Puerto Rico Muni. Finance Agency	6.000%	8/1/16 (4)	6,000	6,576
Puerto Rico Muni. Finance Agency	5.250%	8/1/18 (4)	5,000	5,390
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. PUT	5.000%	7/1/12 (2)	12,000	12,810
Total Municipal Bonds (Cost $1,109,362)				1,160,796
Other Assets and Liabilities (1.0%)
Other Assets—Note B				16,379
Liabilities				(4,480)
				11,899
Net Assets (100%)				1,172,695

November 30, 2005, net assets consisted of:3

Amount
($000)

Paid-in Capital	1,122,079

Undistributed Net Investment Income	—

Overdistributed Net Realized Gains	(823)

Unrealized Appreciation

Investment Securities	51,434

Futures Contracts	5

Net Assets	1,172,695

Investor Shares—Net Assets

Applicable to 27,573,219 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	320,291

Net Asset Value Per Share—Investor Shares	$11.62

Admiral Shares—Net Assets

Applicable to 73,381,825 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	852,404

Net Asset Value Per Share—Admiral Shares	$11.62

•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the aggregate value of these securities was $13,385,000, representing 1.1% of net assets.
2	Securities with a value of $1,653,000 have been segregated as initial margin for open futures contracts.
3	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Key to Abbreviations

BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

Year Ended November 30, 2005
($000)

Investment Income

Income

Interest	52,177

Total Income	52,177

Expenses

The Vanguard Group—Note B

Investment Advisory Services	128

Management and Administrative

Investor Shares	698

Admiral Shares	367

Marketing and Distribution

Investor Shares	112

Admiral Shares	83

Custodian Fees	9

Auditing Fees	19

Shareholders' Reports

Investor Shares	11

Admiral Shares	2

Trustees' Fees and Expenses	1

Total Expenses	1,430

Expenses Paid Indirectly—Note C	(24)

Net Expenses	1,406

Net Investment Income	50,771

Realized Net Gain (Loss)

Investment Securities Sold	5,585

Futures Contracts	(1,093)

Realized Net Gain (Loss)	4,492

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(21,071)

Futures Contracts	821

Change in Unrealized Appreciation (Depreciation)	(20,250)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,013

Statement of Changes in Net Assets

	Year Ended November 30,
	2005	2004
	($000)	($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	50,771	49,413

Realized Net Gain (Loss)	4,492	3,412

Change in Unrealized Appreciation (Depreciation)	(20,250)	(11,720)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,013	41,105

Distributions

Net Investment Income

Investor Shares	(24,438)	(29,751)

Admiral Shares	(26,333)	(19,662)

Realized Capital Gain[1]

Investor Shares	(968)	(8,270)

Admiral Shares	(676)	(5,512)

Total Distributions	(52,415)	(63,195)

Capital Share Transactions—Note F

Investor Shares	(354,079)	(21,625)

Admiral Shares	407,452	51

Net Increase (Decrease) from Capital Share Transactions	53,373	(21,574)

Total Increase (Decrease)	35,971	(43,664)

Net Assets

Beginning of Period	1,136,724	1,180,388

End of Period	1,172,695	1,136,724

1	Includes fiscal 2005 and 2004 short-term gain distributions totaling $0 and $1,023,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

Florida Long-Term Tax-Exempt Fund Investor Shares

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.79	$12.00	$11.74	$11.51	$11.08

Investment Operations

Net Investment Income	.509	.506	.505	.530	.551

Net Realized and Unrealized Gain (Loss) on Investments	(.153)	(.074)	.346	.262	.430

Total from Investment Operations	.356	.432	.851	.792	.981

Distributions

Dividends from Net Investment Income	(.509)	(.506)	(.505)	(.530)	(.551)

Distributions from Realized Capital Gains	(.017)	(.136)	(.086)	(.032)	—

Total Distributions	(.526)	(.642)	(.591)	(.562)	(.551)

Net Asset Value, End of Period	$11.62	$11.79	$12.00	$11.74	$11.51

Total Return	3.04%	3.70%	7.38%	7.04%	8.98%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$320	$679	$714	$753	$835

Ratio of Total Expenses to Average Net Assets	0.16%	0.14%	0.17%	0.18%	0.15%

Ratio of Net Investment Income to Average Net Assets	4.31%	4.27%	4.23%	4.56%	4.81%

Portfolio Turnover Rate	13%	7%	19%	26%	24%

Florida Long-Term Tax-Exempt Fund Admiral Shares

	Year Ended November 30,				Nov. 12[1] to Nov. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.79	$12.00	$11.74	$11.51	$11.79

Investment Operations

Net Investment Income	.518	.513	.512	.536	.027

Net Realized and Unrealized Gain (Loss) on Investments	(.153)	(.074)	.346	.262	(.280)

Total from Investment Operations	.365	.439	.858	.798	(.253)

Distributions

Dividends from Net Investment Income	(.518)	(.513)	(.512)	(.536)	(.027)

Distributions from Realized Capital Gains	(.017)	(.136)	(.086)	(.032)	—

Total Distributions	(.535)	(.649)	(.598)	(.568)	(.027)

Net Asset Value, End of Period	$11.62	$11.79	$12.00	$11.74	$11.51

Total Return	3.12%	3.76%	7.45%	7.09%	-2.15%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$852	$458	$466	$429	$260

Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.11%	0.13%	0.12%[2]

Ratio of Net Investment Income to Average Net Assets	4.39%	4.32%	4.29%	4.59%	4.72%[2]

Portfolio Turnover Rate	13%	7%	19%	26%	24%

1	Inception.
2	Annualized. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest Income is accrued daily. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2005, the fund had contributed capital of $142,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. For the year ended November 30, 2005, these arrangements reduced the fund’s expenses by $24,000.

D.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $829,000 from accumulated net realized gains to paid-in capital.

At November 30, 2005, the fund had capital gains of $4,303,000 available for distribution, which includes $1,071,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $5,121,000 through November 30, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2005, net unrealized appreciation of investment securities for tax purposes was $46,313,000, consisting of unrealized gains of $49,729,000 on securities that had risen in value since their purchase and $3,416,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2005, the aggregate settlement value of open futures contracts expiring in March 2006 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long (Short) Contracts	Value	(Depreciation)

30-Year Treasury Bond	(10)	1,120	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.     During the year ended November 30, 2005, the fund purchased $238,040,000 of investment securities and sold $146,815,000 of investment securities, other than temporary cash investments.

F.     Capital share transactions for each class of shares were:

	Year Ended November 30,
	2005		2004
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)

Investor Shares

Issued	139,645	11,820	145,678	12,235

Issued in Lieu of Cash Distributions	16,829	1,425	25,769	2,173

Redeemed	(510,553)	(43,295)	(193,072)	(16,311)

Net Increase (Decrease)—Investor Shares	(354,079)	(30,050)	(21,625)	(1,903)

Admiral Shares

Issued	512,147	43,436	137,937	11,604

Issued in Lieu of Cash Distributions	17,018	1,445	16,105	1,358

Redeemed	(121,713)	(10,319)	(153,991)	(13,010)

Net Increase (Decrease)—Admiral Shares	407,452	34,562	51	(48)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Florida Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Long-Term Tax-Exempt Fund (the “Fund”) at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 12, 2006

Special 2005 tax information (unaudited) for Vanguard Florida Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,354,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	5/31/2005	11/30/2005	Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$999.55	$0.80

Admiral Shares	1,000.00	999.93	0.45

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,024.27	$0.81

Admiral Shares	1,000.00	1,024.62	0.46

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: 0.16% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

29

Glossary

Average Coupon.     The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration.     An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity.     The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality.     An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield.     A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity.     The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q180 012006

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2005: $19,000
Fiscal Year Ended November 30, 2004: $18,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2005: $2,152,740
Fiscal Year Ended November 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2005: $382,200
Fiscal Year Ended November 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2005: $0
Fiscal Year Ended November 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 20, 2006

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.